Lease Arrangements	12 Months Ended
Dec. 31, 2013
Lease Arrangements [Abstract]
Lease Arrangements

13.Lease Arrangements

We have operating leases that cover our corporate office headquarters, various warehouse and office facilities, office equipment and transportation equipment. The remaining terms of these leases range from monthly to nine years, and in most cases we expect that these leases will be renewed or replaced by other leases in the normal course of business. We have no significant capital leases as of December 31, 2013 or 2012.

The following is a summary of future minimum rental payments and sublease rentals to be received under operating leases that have initial or remaining noncancelable terms in excess of one year at December 31, 2013 (in thousands):

2014	$23,108
2015	17,835
2016	13,488
2017	8,277
2018	4,713
Thereafter	4,405
Total minimum rental payments	$71,826

Total rental expense incurred under operating leases for continuing operations follows (in thousands):

	For the Years Ended December 31,
	2013	2012	2011
Total rental payments	$38,992	$39,997	$38,474
Less sublease rentals	-	(103)	(170)
Net rental expense	$38,992	$39,894	$38,304

The amounts shown above as Total rental payments and Net rental expense for 2012 and 2011 increased             $16.0 million and $16.3 million, respectively from the prior year presentation due to certain in-patient unit leases being inadvertently omitted.  The omission did not affect our results of operations, financial position or cash flows.  All years are presented consistently.